UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 8, 2022

Forian Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40146	85-3467693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 University Drive, Suite 400, Newtown, PA	18940
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (267) 225-6263

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FORA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).          ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.08	Shareholder Director Nominations

On March 17, 2022, the Board of Directors of Forian Inc. (“we,” “us,” “our” and the “Company”) established that the Company’s 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) will be held on June 15, 2022. The record date for the determination of stockholders of the Company entitled to receive notice of and to vote at the 2022 Annual Meeting shall be the close of business on April 22, 2022. Because the date of the 2022 Annual Meeting differs by more than thirty days from the anniversary date of the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”), which was held on January 19, 2021, the deadlines for any stockholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and for any stockholder nomination or proposal outside of Rule 14a-8, are not applicable. The Company is hereby providing notice of the deadlines for such proposals via this Form 8-K.

To be considered for inclusion in this year’s proxy materials for the 2022 Annual Meeting, stockholder proposals, including director nominations, must be submitted in writing before the close of business on April 20, 2022. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the 2022 Annual Meeting must also comply with our Bylaws and all applicable rules and regulations promulgated by the U.S. Securities and Exchange Commission under the Exchange Act. In addition, any stockholder who wishes to present a proposal, including any nomination for directors, before the 2022 Annual Meeting but does not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act, must ensure that notice is submitted in writing before the close of business on April 20, 2022, which notice must contain the information specified in our Bylaws.

Any stockholder proposal for inclusion in the Company’s proxy materials, notice of proposed business to be brought before the 2022 Annual Meeting or director nomination should be sent to: Forian Inc.; Attention: Secretary; 41 University Drive, Suite 400, Newtown, PA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORIAN INC.

Dated: April 8, 2022	By:	/s/ Edward Spaniel, Jr.
	Name:	Edward Spaniel, Jr.
	Title:	Executive Vice President, General Counsel and Secretary